FEDERATED ASIA PACIFIC GROWTH FUND

Class A Shares
Class B Shares
Class C Shares

A Portfolio of Federated World Investment Series, Inc.

Supplement to the prospectus dated January 31, 2001
-------------------------------------------------------------------------------

     On page 19, under the section entitled, "Who Manages the Fund," please add the following paragraph directly after the biographical information for Alex de
Bethmann:

"David W. Dao

     David W. Dao has been the Fund's portfolio manager since November 2001. Mr. Dao joined Federated in October 2001 as an Assistant Vice President/Portfolio Manager. Mr. Dao served as a Managing Partner of Kannai Investments L.P. from August 2000 to June 2001 and as Portfolio Manager with Achmea Global Investors from June 1999 through July 2000. He was a Vice President/Equity Investment Analyst at Alliance Capital Management from April 1994 to May 1999. Mr. Dao is a Chartered Financial Analyst. He received his M.B.A. with emphasis in finance and international business from New York University."

     Alex de Bethmann, Steven F. Auth and Henry A. Frantzen remain as Portfolio Managers to the Fund.










Investment Company Act File No. 811-7141


Cusip 31428U102
Cusip 31428U201
Cusip 31428U300


26901 (11/01)

                                                               November 26, 2001